UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 28, 2010
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 28, 2010, SJW Corp. (the "Company") announced its financial results for the quarter ended June 30, 2010. A copy of the press release announcing these financial results is attached hereto as
Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Ronald B. Moskovitz was appointed to the board of directors (the "Board") of the Company on July 28, 2010. Mr. Moskovitz joined the Audit Committee and Financing Committee. Mr. Moskovitz was also appointed to the board of directors of San Jose Water Company and SJW Land Company, each a wholly owned subsidiary of the Company.

Mr. Moskovitz is a veteran business lawyer who has practiced law for 40 years in the San Francisco Bay Area. He is currently Counsel to Morgan, Lewis & Bockius LLP, where he was a partner from 2003 until October 2008. Prior to 2003, Mr. Moskovitz was a long-time partner at Brobeck, Phleger & Harrison LLP, where at various times he was a member of its management committee and headed its Corporate Group and its Mergers and Acquisitions Group. Mr. Moskovitz has represented some of the region's best-known venture capital firms. In addition, his practice has emphasized mergers, acquisitions and corporate finance. Mr. Moskovitz received his J.D., magna cum laude, from Harvard University in 1968, and his B.A., cum laude and Phi Beta Kappa, from Williams College in 1965.

Mr. Moskovitz will participate in the non-employee director compensation program of the Company and its subsidiaries, as more fully set forth under the heading "Compensation of Directors" in the Company's definitive proxy statement filed with the Securities and Exchange
Commission on March 12, 2010.

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

On July 28, 2010, the Board of the Company adopted and approved, effective immediately, amendments to Sections 10.8, 10.11 and 10.14(a)(iii) of the By-Laws of the Company (as amended, the "Amended By-Laws"). The Amended By-Laws amend the Company's existing By-Laws to:

  -  remove the restriction on fractional share voting;

  - conform the description of the quorum and shareholder action requirements for shareholder meetings in the By-Laws of the Company to the requirements set forth in the California General Corporation Law; and

  - clarify the methods by which directors can become elected or appointed to serve as a member of the board.

A copy of the Amended By-Laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amended By-Laws is qualified in its entirety by reference to the full text of the Amended By-Laws.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
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3.1        By-Laws of SJW Corp., as amended on July 28, 2010.

99.1       Press Release issued by SJW Corp., dated July 28, 2010
           Announcing the 2010 Second Quarter Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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July 28, 2010               /s/ David A. Green
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                            David A. Green, Chief Financial
                            Officer and Treasurer


Exhibit
Number     Description of Document
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3.1        By-Laws of SJW Corp., as amended on July 28, 2010.

99.1       Press Release issued by SJW Corp., dated July 28, 2010
           Announcing the 2010 Second Quarter Financial Results

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